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                                                                    Exhibit 32.1

                                  CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Alfred Reeves, President, Secretary and Treasurer of Kokopelli Capital Corp. (the "Company"), hereby certify to my knowledge that:

(1) The Company's quarterly report on Form 10-QSB for the quarter ended June 30, 2006 (the "Form 10-QSB") fully complies with the requirements of
      Section 13(a) of the Securities Exchange Act of 1934, as amended; and


(2) The information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.


KOKOPELLI CAPITAL CORP.                   /s/ Alfred Reeves
(Registrant)                              --------------------------------------
                                          Alfred Reeves
                                          President, Secretary and Treasurer
                                          (Principal Accounting Officer)
Dated:   August 10, 2006